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                                                                   EXHIBIT 10.31
                                AMENDMENT NO. 1
                                       TO
              AMENDED AND RESTATED INVESTORS SHAREHOLDER AGREEMENT
              ----------------------------------------------------

          This AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS SHAREHOLDER AGREEMENT (this "Amendment") is made and entered into as of August ___, 1998 by
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and among TRACINDA CORPORATION, a corporation organized under the laws of the
State of Nevada ("Tracinda"); METRO-GOLDWYN-MAYER INC., a corporation organized
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under the laws of the state of Delaware (the "Company"); METRO-GOLDWYN-MAYER
                                              -------
STUDIOS INC., a corporation organized under the laws of the State of Delaware ("MGM Studios"); and FRANK G. MANCUSO ("Mr. Mancuso"). Except as otherwise
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provided herein, capitalized terms used herein will have the meanings ascribed to them in the Investors Shareholder Agreement (as defined below).

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Seven Network Limited, a corporation organized under the laws of the Commonwealth of Australia ("Seven"), Tracinda, the Company, MGM Studios
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and Mr. Mancuso entered into that certain Amended and Restated Investors
Shareholder Agreement, dated as of August 4, 1997 (the "Investors Shareholder
                                                        ---------------------
Agreement");
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          WHEREAS, pursuant to that certain Purchase Agreement (the "Purchase
                                                                     --------
Agreement") dated as of August 19, 1998, Tracinda and/or an entity wholly-owned,
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directly or indirectly, by Kirk Kerkorian is purchasing all of the shares of the
Common Stock of the Company and any other securities of the Company owned of record or beneficially owned by Seven (or any of its Affiliates);

          WHEREAS, upon consummation of the transactions contemplated by the Purchase Agreement, Seven (and each of its Affiliates) will no longer be a party to the Investors Shareholder Agreement, nor entitled to any benefit thereunder;

          WHEREAS, Section 7.4 of the Investors Shareholder Agreement provides that the Investors Shareholder Agreement may be amended by an instrument in writing signed by or on behalf of each of the parties thereto; and

          WHEREAS, effective upon the consummation of the transactions contemplated by the Purchase Agreement, Tracinda, the Company, MGM Studios and Mr. Mancuso desire to amend the Investors Shareholder Agreement as set forth below.

                               A G R E E M E N T
                               -----------------

          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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          1.  Section 3.2(a)(i) of the Investors Shareholder Agreement is hereby amended to provide that the number of authorized directors of the Company shall be nine (9).

          2. Section 3.2(a)(i)(B) of the Investors Shareholder Agreement is hereby deleted in its entirety.

          3. Section 3.2(a)(i)(D) of the Investors Shareholder Agreement is hereby amended and restated in its entirety as follows:

              "(D) three persons who are not affiliated or associated with Tracinda and who otherwise meet the requirements of the New York Stock Exchange for serving as "independent directors" shall be nominated and selected by a majority of the members of the board of directors of the Company, which majority, so long as Tracinda beneficially owns at least 400,000 shares/1/ of Common Stock, must include Tracinda's nominees on the board of directors of the Company; provided, however, that notwithstanding anything to the contrary in this Agreement, Tracinda shall only be obligated to vote the shares of capital stock from time to time beneficially owned by it for nominees selected pursuant to this clause (D) if such nominee(s) are acceptable to Tracinda and shall have the right to vote against such nominee(s) if such nominee(s) are not acceptable to Tracinda; provided further, however, that the number of "independent directors" on the board of directors shall be subject to reduction from three persons to two persons if a majority of the existing board of directors so determines."

          4. Section 4.1 of the Investors Shareholder Agreement is hereby deleted in its entirety.

          5. Section 7.2(a) of the Investors Shareholder Agreement is hereby amended to provide that Kirk Kerkorian and any entity wholly-owned, directly or indirectly, by, or any Affiliate of, Mr. Kerkorian, shall be deemed to be a "wholly-owned" subsidiary of Tracinda.

          6. The Investors Shareholder Agreement shall be, and hereby is, amended to the extent necessary and appropriate to (a) reflect (i) the purchase pursuant to the Purchase Agreement by Tracinda and/or an entity wholly-owned, directly or indirectly, by Kirk Kerkorian of all of the shares of the Common Stock of the Company and any other securities of the Company owned of record or beneficially owned by Seven (or any of its Affiliates) and (ii) the termination of Seven (and each of its Affiliates) as a party thereto, and (b) carry out the intent of the amendments set forth herein.

          7. Except as amended hereby or in accordance herewith, the Investors Shareholder Agreement shall continue in full force and effect.

          8. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such

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/1/  Without giving effect to the 41.667 to 1 stock split which occured immediately prior to the Company's initial public offering on November 18, 1997.

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counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto. This Agreement shall become effective concurrent with the consummation of the Purchase Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                              TRACINDA CORPORATION

                              By: __________________________
                              Name:
                              Title:

                              METRO-GOLDWYN-MAYER STUDIOS INC.

                              By: __________________________
                              Name:
                              Title:

                              METRO-GOLDWYN-MAYER INC.

                              By: __________________________
                              Name:
                              Title:



                               _____________________________
                               MR. FRANK G. MANCUSO

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